HarborView Mortgage Pass-Through Certificates

Series 2005-3

Preliminary Marketing Materials

$119,725,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

                 Date Prepared: May 9, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-3

Mortgage Pass-Through Certificates, Series 2005-3

$119,725,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$582,280,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	AAA/Aaa
2-A1A	$487,822,000			Floater (4)	Super Senior Floater	AAA/Aaa
2-A1B	$203,259,000			Floater (4)	Senior Mezz Floater	AAA/Aaa
2-A1C	$121,956,000			Floater (4)	Senior Mezz Floater	AAA/Aaa
2-A2	$64,698,000			Floater (4)	Senior Mezz Floater	AAA/Aaa
X(5)	Notional			Variable	Senior IO	AAA/Aaa
PO(6)	$100			N/A	Senior PO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1	$82,764,000	6.72 / 7.49	1-120 / 1-360	Floater (7)	Subordinate Floater	AA/NR
B-2	$20,088,000	6.72 / 7.49	1-120 / 1-360	Floater (7)	Subordinate Floater	A/NR
B-3	$12,052,000	6.72 / 7.49	1-120 / 1-360	Floater (7)	Subordinate Floater	BBB/NR
B-4	$4,821,000	6.72 / 7.49	1-120 / 1-360	Floater (7)	Subordinate Floater	BBB-/NR
B-5	$8,838,000	Privately Offered Certificates			Subordinate Floater	BB/NR
B-6	$11,249,000				Subordinate Floater	B/NR
B-7	$7,234,813				Subordinate Floater	NR/NR
Total	$1,607,062,013

(1)

Distributions on the Class 1-A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class PO, Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class B-1, Class B-2, Class B- and Class B-4 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates will be equal to the least of (i) One-Month LIBOR plus the margin (which margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) 10.50%.

(5)

The Class X Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.

(6)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(7)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

[U.S. Bank National Association]

Custodians:

The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

May 1, 2005.

Expected Pricing Date:

May [12], 2005.

Closing Date:

On or about May 31, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2005.

Certificates:

The “Senior Certificates” will consist of the 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A2, (collectively the “Class A Certificates”), the Class PO, Class X Certificates and Class A-R Certificate.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3 and Class B-4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $757,062,013 (the “Statistical Mortgage Loans”).  The Statistical Mortgage Loans will be divided into two groups, the “Group 1 Statistical Mortgage Loans” and the “Group 2 Statistical Mortgage Loans”. The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $1,607,062,013 (the “Mortgage Loans”).

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Closing Date of approximately $640,924,743.

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Closing Date of approximately $966,137,270.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially approximately [9.15]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially approximately [4.00]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially approximately [2.75]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially approximately [2.00]% total subordination.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially approximately [1.70]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

June 2005 – May 2015

0% Pro Rata Share

June 2015 – May 2016

30% Pro Rata Share

June 2016 – May 2017

40% Pro Rata Share

June 2017 – May 2018

60% Pro Rata Share

June 2018 – May 2019

80% Pro Rata Share

June 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2 Certificates until the principal balance of such class has been reduced to zero (After the principal balance of the Class 2-A2 Certificates has been reduced by their pro rata allocation of Realized Losses related to the Group 2 Mortgage Loans).

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates and the group 2 component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1A Certificates’ pro rata allocation of realized losses will first be allocated on a pro rata basis to the Class 2-A1B and 2-A1C Certificates, until the principal balance of such class has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Senior Certificates and the related component of the Senior Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1B, Class 2-A2 and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Carryover Shortfall

Amount:

The Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally in the case of the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 and Subordinate Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the mortgage loans as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group 1s the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YM”, with a counterparty (the “Counterparty”) for the benefit of the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in December 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates provided that payments  will be allocated pro rata based on class principal balance), as applicable.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

*Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the Class PO Certificates);

2)

**

a)

from the Group 1 Mortgage Loans to the Class A-R, Class 1-A Certificates and group 1 component of the Class PO Certificates, sequentially until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class PO Certificates, until the principal balance of the related principal only component of the Class PO Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

First to the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates on a pro rata basis and second, to the Subordinate Certificates sequentially, to pay any related Carryover Shortfall Amount (and in the case of the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates, the amount remaining after the application of amounts received from the Yield Maintenance Agreement) , from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X Certificates);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)

Class B-4 Certificates, principal allocable to such Class;

12)

Class B-5, Class B-6 and Class B-7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)

Class A-R Certificate, any remaining amount.

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from another mortgage loan Group in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class B-1 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.34	9.72	7.49	5.26	4.04
MDUR (yr)	9.97	7.73	6.22	4.59	3.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-1 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.44	8.83	6.72	4.63	3.46
MDUR (yr)	9.56	7.26	5.75	4.14	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	216	157	120	78	55

Class B-2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.34	9.72	7.49	5.26	4.04
MDUR (yr)	9.72	7.58	6.12	4.53	3.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.44	8.83	6.72	4.63	3.46
MDUR (yr)	9.35	7.13	5.67	4.10	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	216	157	120	78	55

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class B-3 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.34	9.72	7.49	5.26	4.04
MDUR (yr)	8.96	7.06	5.73	4.29	3.40
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class B-3 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.44	8.83	6.72	4.63	3.46
MDUR (yr)	8.68	6.71	5.39	3.93	3.02
First Prin Pay	1	1	1	1	1
Last Prin Pay	216	157	120	78	55

Class B-4 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.34	9.72	7.49	5.26	4.04
MDUR (yr)	8.72	6.87	5.58	4.17	3.31
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-4 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.44	8.83	6.72	4.63	3.46
MDUR (yr)	8.48	6.57	5.28	3.85	2.96
First Prin Pay	1	1	1	1	1
Last Prin Pay	216	157	120	78	55

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$757,062,013	$33,000	$2,999,999
Average Scheduled Principal Balance	$358,288
Number of Mortgage Loans	2,113

Weighted Average Gross Coupon	5.025%	1.000%	7.247%
Weighted Average FICO Score	704	586	817
Weighted Average Original LTV	74.11%	21.98%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	346 months	360 months
Weighted Average Seasoning	2 months	0 months	14 months

Weighted Average Gross Margin	2.872%	1.400%	4.900%
Weighted Average Minimum Interest Rate	2.872%	1.400%	4.900%
Weighted Average Maximum Interest Rate	9.951%	9.950%	11.575%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Mar 1 2034	May 1 2035
Maximum Zip Code Concentration	0.67%	95020

ARM	100.00%	Cash Out Refinance	40.75%
		Purchase	39.88%
Negam MTA	100.00%	Rate/Term Refinance	19.38%

Not Interest Only	100.00%	Single Family	58.89%
		PUD	24.16%
Prepay Penalty: 0 months	11.03%	Condominium	12.14%
Prepay Penalty: 12 months	47.02%	Two-Four Family	4.81%
Prepay Penalty: 36 months	41.93%
Prepay Penalty: 60 months	0.03%	Primary	80.18%
		Investor	15.46%
First Lien	100.00%	Second Home	4.36%

Reduced Documentation	70.64%	Top 5 States:
Full Documentation	16.03%	California	63.76%
Alternative Documentation	7.32%	Florida	10.80%
SISA	5.93%	Nevada	5.55%
No Income / No Asset	0.08%	Washington	2.40%
		Arizona	2.40%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	6	261,137.00	0.03%	3.831	359	79.41	692
50,000.01 - 100,000.00	67	5,439,596.53	0.72%	5.163	358	72.43	714
100,000.01 - 150,000.00	206	26,089,501.62	3.45%	5.045	358	75.39	712
150,000.01 - 200,000.00	263	46,274,221.31	6.11%	4.987	358	74.92	707
200,000.01 - 250,000.00	265	59,412,406.65	7.85%	5.027	358	74.63	703
250,000.01 - 300,000.00	237	65,624,580.33	8.67%	5.044	359	76.46	700
300,000.01 - 350,000.00	230	75,426,256.22	9.96%	5.084	359	76.21	705
350,000.01 - 400,000.00	219	82,878,230.11	10.95%	5.035	359	75.93	696
400,000.01 - 450,000.00	135	57,414,111.87	7.58%	5.101	359	76.98	699
450,000.01 - 500,000.00	132	63,086,000.04	8.33%	5.145	359	76.07	700
500,000.01 - 550,000.00	65	34,071,367.00	4.50%	5.070	359	75.67	707
550,000.01 - 600,000.00	60	34,877,288.73	4.61%	5.175	359	76.22	696
600,000.01 - 650,000.00	65	41,391,102.76	5.47%	5.104	359	76.16	702
650,000.01 - 700,000.00	17	11,630,631.85	1.54%	4.733	359	69.51	727
700,000.01 - 750,000.00	19	13,746,136.27	1.82%	5.135	359	74.66	716
750,000.01 - 800,000.00	16	12,434,572.29	1.64%	4.851	357	73.51	696
800,000.01 - 850,000.00	15	12,377,532.16	1.63%	4.706	358	73.86	727
850,000.01 - 900,000.00	18	15,910,846.54	2.10%	4.841	358	72.14	721
900,000.01 - 950,000.00	12	11,076,680.71	1.46%	5.048	357	68.69	710
950,000.01 - 1,000,000.00	26	25,748,503.21	3.40%	4.825	358	68.28	722
1,000,000.01+	40	61,891,310.13	8.18%	4.832	358	61.80	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	14	4,501,383.00	0.59%	1.075	360	76.37	716
1.500 - 1.999	80	25,663,727.69	3.39%	1.750	359	73.31	716
2.000 - 2.499	39	7,550,327.00	1.00%	2.125	359	73.95	720
2.500 - 2.999	8	3,797,699.60	0.50%	2.758	359	73.74	719
3.000 - 3.499	3	260,550.00	0.03%	3.125	359	90.00	718
3.500 - 3.999	7	3,332,046.88	0.44%	3.851	354	75.02	757
4.000 - 4.499	65	35,763,354.19	4.72%	4.376	359	67.07	728
4.500 - 4.999	424	186,929,118.02	24.69%	4.869	358	73.06	707
5.000 - 5.499	1,048	358,461,269.57	47.35%	5.283	359	74.19	701
5.500 - 5.999	370	117,382,664.56	15.51%	5.704	359	76.71	696
6.000 - 6.499	46	11,330,563.82	1.50%	6.174	359	81.48	690
6.500 - 6.999	6	1,287,100.00	0.17%	6.671	359	91.67	700
7.000 - 7.499	3	802,209.00	0.11%	7.148	359	90.30	653
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	223,000.00	0.03%	1.750	359	49.56	586
600-624	37	11,423,111.41	1.51%	5.209	359	74.66	619
625-649	191	62,064,510.41	8.20%	5.253	358	74.86	639
650-674	369	133,590,409.15	17.65%	5.189	359	75.07	664
675-699	434	162,627,325.47	21.48%	5.022	359	74.83	686
700-724	412	146,717,807.89	19.38%	5.044	358	74.18	711
725-749	278	111,034,607.64	14.67%	4.875	358	72.83	736
750-774	226	77,858,118.43	10.28%	4.865	359	73.33	761
775-799	136	42,458,256.40	5.61%	4.813	358	72.43	785
800+	27	8,693,674.53	1.15%	4.802	358	70.93	808
None	2	371,192.00	0.05%	5.265	359	65.13	0
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	61	23,502,217.99	3.10%	4.712	358	40.63	715
50.00- 54.99	34	13,725,087.04	1.81%	4.689	358	52.43	710
55.00- 59.99	69	34,051,277.93	4.50%	5.060	358	57.26	704
60.00- 64.99	94	36,041,863.39	4.76%	4.878	358	62.87	708
65.00- 69.99	131	65,079,068.50	8.60%	4.975	358	67.24	711
70.00- 74.99	232	85,937,425.68	11.35%	5.014	359	71.96	703
75.00- 79.99	488	176,730,171.39	23.34%	5.037	358	77.35	705
80.00	913	300,659,051.40	39.71%	5.050	359	80.00	702
80.01- 84.99	2	351,500.00	0.05%	5.386	359	82.42	661
85.00- 89.99	20	5,532,838.87	0.73%	5.568	358	87.66	678
90.00- 94.99	49	10,976,946.00	1.45%	5.508	357	90.35	684
95.00- 99.99	20	4,474,565.14	0.59%	5.538	359	95.00	696
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	2,113	757,062,013.33	100.00%	5.025	358	74.11	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-354	94	33,505,557.95	4.43%	5.064	349	71.33	716
355-357	21	7,452,579.36	0.98%	5.120	357	73.90	698
358-360	1,998	716,103,876.02	94.59%	5.022	359	74.24	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	131	44,567,402.48	5.89%	4.814	358	69.68	720
20.01 -25.00	114	34,177,745.92	4.51%	4.982	359	70.56	707
25.01 -30.00	190	62,828,210.97	8.30%	5.073	359	72.93	702
30.01 -35.00	360	127,655,846.39	16.86%	5.094	358	73.81	701
35.01 -40.00	478	172,237,176.20	22.75%	5.032	359	74.94	701
40.01 -45.00	411	164,661,926.30	21.75%	4.996	359	74.87	700
45.01 -50.00	252	86,846,426.83	11.47%	4.995	358	74.76	709
50.01 -55.00	146	52,044,296.19	6.87%	5.073	359	75.95	708
55.01 -60.00	11	4,300,500.00	0.57%	5.450	359	74.54	702
None	20	7,742,482.05	1.02%	5.135	358	74.97	739
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,113	757,062,013.33	100.00%	5.025	358	74.11	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	2,113	757,062,013.33	100.00%	5.025	358	74.11	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	1,534	537,080,369.78	70.94%	5.039	358	73.23	705
Silent Second	579	219,981,643.55	29.06%	4.991	359	76.24	703
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	210	83,489,586.70	11.03%	4.446	356	73.70	703
Prepay Penalty: 12 months	926	355,941,416.68	47.02%	4.943	359	73.75	707
Prepay Penalty: 36 months	975	317,430,851.42	41.93%	5.269	359	74.62	701
Prepay Penalty: 60 months	2	200,158.53	0.03%	5.268	354	66.42	724
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,113	757,062,013.33	100.00%	5.025	358	74.11	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Reduced Documentation	1,384	534,794,579.82	70.64%	5.034	359	73.76	705
Full Documentation	393	121,336,102.56	16.03%	4.985	358	76.22	701
Alternative Documentation	205	55,380,844.91	7.32%	4.944	358	76.41	693
SISA	130	44,930,486.04	5.93%	5.129	359	69.61	716
No Income / No Asset	1	620,000.00	0.08%	4.747	359	80.00	779
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	850	308,480,596.37	40.75%	5.088	359	72.22	702
Purchase	820	301,882,507.14	39.88%	4.936	358	76.86	711
Rate/Term Refinance	443	146,698,909.82	19.38%	5.074	358	72.40	696
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Single Family	1,229	445,818,579.00	58.89%	5.055	358	73.68	700
PUD	466	182,914,235.57	24.16%	4.976	358	74.85	709
Condominium	319	91,883,999.38	12.14%	4.959	359	75.43	708
Two-Four Family	99	36,445,199.38	4.81%	5.064	359	72.32	721
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Primary	1,537	607,020,769.06	80.18%	5.003	358	74.23	701
Investor	488	117,060,521.08	15.46%	5.195	359	74.00	717
Second Home	88	32,980,723.19	4.36%	4.828	358	72.25	716
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	7	1,459,550.00	0.19%	3.958	359	77.60	707
Arizona	70	18,191,071.70	2.40%	4.733	359	75.12	704
Arkansas	1	116,000.00	0.02%	5.422	359	80.00	692
California	1,124	482,713,353.30	63.76%	5.104	359	73.24	704
Colorado	68	15,832,826.04	2.09%	5.242	358	78.20	714
Connecticut	20	6,850,554.80	0.90%	5.342	356	75.71	696
Delaware	2	380,012.00	0.05%	3.561	359	84.27	704
Florida	284	81,780,847.89	10.80%	5.001	359	75.71	710
Georgia	6	1,172,804.33	0.15%	5.299	356	79.06	693
Hawaii	15	10,003,999.25	1.32%	4.996	358	66.20	696
Idaho	13	2,176,058.53	0.29%	5.216	359	78.89	708
Illinois	14	6,388,843.53	0.84%	3.869	359	73.16	716
Indiana	6	575,156.41	0.08%	5.559	356	77.61	678
Iowa	1	33,000.00	0.00%	1.750	359	60.00	722
Kansas	1	399,999.00	0.05%	5.447	359	79.21	645
Kentucky	1	244,000.00	0.03%	1.750	359	80.00	735
Louisiana	8	1,599,750.00	0.21%	3.285	359	79.51	707
Maryland	11	4,224,347.06	0.56%	4.265	357	77.28	685
Massachusetts	22	7,288,707.49	0.96%	4.251	357	71.82	698
Michigan	54	9,738,018.53	1.29%	4.741	359	77.07	707
Minnesota	3	658,015.24	0.09%	5.079	349	74.28	723
Montana	2	807,750.00	0.11%	5.129	359	73.97	650
Nevada	148	42,051,096.21	5.55%	5.020	359	75.68	701
New Hampshire	2	399,000.00	0.05%	3.103	359	74.07	683
New Jersey	10	2,366,288.00	0.31%	3.420	358	77.59	712
New York	7	4,899,470.31	0.65%	4.547	359	68.87	685
North Carolina	10	3,293,186.12	0.43%	5.183	358	77.70	740
Ohio	9	1,536,943.49	0.20%	5.088	359	74.40	711
Oregon	23	6,894,511.32	0.91%	4.341	359	75.25	695
Pennsylvania	14	3,469,278.64	0.46%	5.263	358	77.58	684
Rhode Island	5	1,400,615.34	0.19%	5.279	357	85.08	685
South Carolina	14	3,930,491.07	0.52%	5.040	359	70.18	718
Tennessee	6	1,886,939.58	0.25%	5.624	351	81.73	701
Texas	23	3,806,040.92	0.50%	4.625	358	81.05	698
Utah	24	5,259,616.21	0.69%	4.524	359	79.64	698
Virginia	10	4,599,070.39	0.61%	5.003	359	74.65	699
Washington	72	18,206,853.89	2.40%	5.112	358	77.44	701
Wisconsin	2	323,946.74	0.04%	1.750	358	71.42	692
Wyoming	1	104,000.00	0.01%	1.750	359	80.00	767
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	1,209,075.27	0.16%	3.747	351	80.00	758
1.500 - 1.999	28	13,840,376.61	1.83%	4.053	358	64.93	727
2.000 - 2.499	194	95,763,254.35	12.65%	4.437	359	71.62	715
2.500 - 2.999	957	358,770,098.81	47.39%	4.997	358	73.81	706
3.000 - 3.499	826	261,898,031.87	34.59%	5.315	359	75.31	698
3.500 - 3.999	85	20,636,462.60	2.73%	5.200	359	78.41	697
4.000 - 4.499	18	4,142,504.82	0.55%	5.024	359	85.39	697
4.500 - 4.999	3	802,209.00	0.11%	7.148	359	90.30	653
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	1,209,075.27	0.16%	3.747	351	80.00	758
1.500 - 1.999	28	13,840,376.61	1.83%	4.053	358	64.93	727
2.000 - 2.499	194	95,763,254.35	12.65%	4.437	359	71.62	715
2.500 - 2.999	957	358,770,098.81	47.39%	4.997	358	73.81	706
3.000 - 3.499	826	261,898,031.87	34.59%	5.315	359	75.31	698
3.500 - 3.999	85	20,636,462.60	2.73%	5.200	359	78.41	697
4.000 - 4.499	18	4,142,504.82	0.55%	5.024	359	85.39	697
4.500 - 4.999	3	802,209.00	0.11%	7.148	359	90.30	653
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	2,108	755,925,940.12	99.85%	5.025	358	74.12	704
10.000 -10.499	2	258,838.15	0.03%	3.809	359	77.18	682
10.500 -10.999	2	777,142.10	0.10%	5.355	359	66.34	665
11.500 -11.999	1	100,092.96	0.01%	5.372	347	21.98	730
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	1	2,925,000.00	0.39%	4.772	359	65.00	670
115	2,112	754,137,013.33	99.61%	5.026	358	74.14	704
Total	2,113	757,062,013.33	100.00%	5.025	358	74.11	704

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$302,264,288	$33,000	$688,000
Average Scheduled Principal Balance	$227,952
Number of Mortgage Loans	1,326

Weighted Average Gross Coupon	5.056%	1.000%	7.247%
Weighted Average FICO Score	706	620	813
Weighted Average Original LTV	75.70%	21.98%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	346 months	360 months
Weighted Average Seasoning	1 months	0 months	14 months

Weighted Average Gross Margin	2.983%	1.400%	4.900%
Weighted Average Minimum Interest Rate	2.983%	1.400%	4.900%
Weighted Average Maximum Interest Rate	9.951%	9.950%	11.575%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	115	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Mar 1 2034	May 1 2035
Maximum Zip Code Concentration	0.81%	89123

ARM	100.00%	Cash Out Refinance	41.44%
		Purchase	36.61%
Negam MTA	100.00%	Rate/Term Refinance	21.94%

Not Interest Only	100.00%	Single Family	54.03%
		PUD	20.83%
Prepay Penalty: 0 months	8.27%	Condominium	17.25%
Prepay Penalty: 12 months	42.11%	Two-Four Family	7.89%
Prepay Penalty: 36 months	49.62%
		Primary	68.07%
First Lien	100.00%	Investor	27.98%
		Second Home	3.95%
Reduced Documentation	61.19%
Full Documentation	20.13%	Top 5 States:
Alternative Documentation	11.53%	California	47.87%
SISA	7.15%	Florida	15.03%
		Nevada	7.81%
		Washington	4.15%
		Colorado	3.81%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	6	261,137.00	0.09%	3.831	359	79.41	692
50,000.01 - 100,000.00	65	5,255,534.00	1.74%	5.161	358	72.27	715
100,000.01 - 150,000.00	204	25,832,501.62	8.55%	5.040	358	75.43	712
150,000.01 - 200,000.00	258	45,333,829.31	15.00%	4.993	358	74.94	709
200,000.01 - 250,000.00	264	59,189,406.65	19.58%	5.039	358	74.72	703
250,000.01 - 300,000.00	234	64,788,429.33	21.43%	5.037	359	76.51	702
300,000.01 - 350,000.00	229	75,098,256.22	24.85%	5.082	359	76.20	706
350,000.01 - 400,000.00	45	16,335,709.65	5.40%	4.985	359	77.15	698
400,000.01 - 450,000.00	8	3,374,901.50	1.12%	5.554	359	75.09	730
450,000.01 - 500,000.00	7	3,337,083.14	1.10%	5.580	359	77.06	714
500,000.01 - 550,000.00	3	1,547,000.00	0.51%	5.453	359	73.62	690
550,000.01 - 600,000.00	1	600,000.00	0.20%	5.497	359	75.00	760
600,000.01 - 650,000.00	1	622,500.00	0.21%	4.872	359	75.00	691
650,000.01 - 700,000.00	1	688,000.00	0.23%	5.497	359	80.00	750
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	9	1,741,400.00	0.58%	1.194	360	77.34	709
1.500 - 1.999	57	13,458,984.38	4.45%	1.750	359	73.72	716
2.000 - 2.499	38	6,885,327.00	2.28%	2.125	359	74.34	724
2.500 - 2.999	6	1,051,199.60	0.35%	2.780	359	91.98	671
3.000 - 3.499	3	260,550.00	0.09%	3.125	359	90.00	718
3.500 - 3.999	3	505,600.00	0.17%	3.781	359	81.36	725
4.000 - 4.499	25	6,789,462.17	2.25%	4.394	359	73.79	732
4.500 - 4.999	208	48,212,022.15	15.95%	4.885	358	75.20	713
5.000 - 5.499	672	156,472,241.67	51.77%	5.298	358	75.28	704
5.500 - 5.999	255	56,147,128.63	18.58%	5.707	359	76.36	698
6.000 - 6.499	41	8,651,063.82	2.86%	6.170	359	80.46	692
6.500 - 6.999	6	1,287,100.00	0.43%	6.671	359	91.67	700
7.000 - 7.499	3	802,209.00	0.27%	7.148	359	90.30	653
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	15	3,465,036.41	1.15%	5.095	359	77.17	622
625-649	127	29,700,839.47	9.83%	5.286	358	75.64	639
650-674	224	52,171,761.14	17.26%	5.226	359	76.54	663
675-699	250	56,777,853.30	18.78%	5.055	358	76.18	686
700-724	267	59,874,617.91	19.81%	5.010	359	75.96	712
725-749	173	41,451,408.29	13.71%	4.978	359	75.57	736
750-774	153	33,653,020.92	11.13%	4.964	359	73.85	761
775-799	98	21,232,110.89	7.02%	4.809	358	74.74	785
800+	19	3,937,640.09	1.30%	4.689	357	74.72	805
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	41	7,337,333.06	2.43%	5.048	357	41.53	719
50.00- 54.99	25	5,224,786.04	1.73%	4.290	357	52.38	705
55.00- 59.99	40	9,644,693.29	3.19%	5.106	359	57.91	712
60.00- 64.99	55	11,797,428.61	3.90%	4.841	359	62.56	703
65.00- 69.99	76	18,740,768.84	6.20%	5.143	359	67.58	712
70.00- 74.99	142	32,058,970.72	10.61%	5.117	358	72.15	703
75.00- 79.99	290	65,840,399.04	21.78%	5.064	359	77.68	706
80.00	576	134,752,809.09	44.58%	5.014	359	80.00	706
80.01- 84.99	2	351,500.00	0.12%	5.386	359	82.42	661
85.00- 89.99	16	3,835,670.98	1.27%	5.513	358	87.75	686
90.00- 94.99	44	8,609,113.61	2.85%	5.467	358	90.44	687
95.00- 99.99	19	4,070,815.14	1.35%	5.604	359	95.00	700
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,326	302,264,288.42	100.00%	5.056	359	75.70	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-354	65	11,935,180.32	3.95%	5.179	349	73.02	709
355-357	11	2,649,381.71	0.88%	5.179	357	70.35	695
358-360	1,250	287,679,726.39	95.17%	5.050	359	75.86	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	95	17,847,951.67	5.90%	5.124	358	74.11	720
20.01 -25.00	85	16,963,379.11	5.61%	5.108	358	73.51	707
25.01 -30.00	130	28,136,799.39	9.31%	5.083	359	74.78	705
30.01 -35.00	232	53,509,101.00	17.70%	5.041	359	75.48	703
35.01 -40.00	290	68,467,872.66	22.65%	5.141	359	75.33	701
40.01 -45.00	224	55,128,739.32	18.24%	4.938	359	77.16	704
45.01 -50.00	163	37,814,882.03	12.51%	4.959	357	76.67	710
50.01 -55.00	89	19,973,630.19	6.61%	5.162	359	77.09	714
55.01 -60.00	6	1,393,500.00	0.46%	5.359	359	76.22	675
None	12	3,028,433.05	1.00%	4.976	358	69.60	722
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,326	302,264,288.42	100.00%	5.056	359	75.70	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,326	302,264,288.42	100.00%	5.056	359	75.70	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	990	224,834,760.99	74.38%	5.098	358	74.74	705
Silent Second	336	77,429,527.43	25.62%	4.933	359	78.47	707
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	119	24,997,345.69	8.27%	4.051	356	76.04	703
Prepay Penalty: 12 months	541	127,285,398.97	42.11%	5.009	359	75.33	709
Prepay Penalty: 36 months	666	149,981,543.76	49.62%	5.263	359	75.95	703
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,326	302,264,288.42	100.00%	5.056	359	75.70	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Reduced Documentation	785	184,966,004.99	61.19%	5.060	359	75.33	708
Full Documentation	288	60,847,501.96	20.13%	4.948	358	77.59	703
Alternative Documentation	165	34,849,225.45	11.53%	5.036	358	77.00	697
SISA	88	21,601,556.02	7.15%	5.358	359	71.42	711
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	519	125,271,407.47	41.44%	5.078	359	73.28	701
Purchase	501	110,663,358.22	36.61%	4.969	358	78.87	716
Rate/Term Refinance	306	66,329,522.73	21.94%	5.161	358	74.96	696
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Single Family	720	163,321,694.92	54.03%	5.050	358	75.19	700
PUD	273	62,971,377.39	20.83%	5.006	359	76.68	709
Condominium	251	52,134,975.26	17.25%	5.036	359	76.75	711
Two-Four Family	82	23,836,240.85	7.89%	5.276	359	74.23	719
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Primary	847	205,757,766.69	68.07%	5.037	358	75.95	700
Investor	423	84,559,194.32	27.98%	5.150	359	74.73	716
Second Home	56	11,947,327.41	3.95%	4.722	358	78.17	726
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	6	1,036,350.00	0.34%	3.483	359	76.61	719
Arizona	60	11,347,422.43	3.75%	4.463	359	77.98	713
Arkansas	1	116,000.00	0.04%	5.422	359	80.00	692
California	535	144,680,749.98	47.87%	5.225	359	73.36	704
Colorado	59	11,524,275.15	3.81%	5.203	358	78.17	720
Connecticut	12	2,444,459.35	0.81%	5.469	358	75.52	682
Delaware	2	380,012.00	0.13%	3.561	359	84.27	704
Florida	224	45,442,110.08	15.03%	5.093	359	78.76	709
Georgia	5	722,804.33	0.24%	5.222	354	80.40	700
Hawaii	9	3,462,513.63	1.15%	4.880	358	75.92	703
Idaho	10	1,252,900.00	0.41%	5.377	359	79.27	722
Illinois	10	2,101,893.53	0.70%	3.463	358	78.71	701
Indiana	6	575,156.41	0.19%	5.559	356	77.61	678
Iowa	1	33,000.00	0.01%	1.750	359	60.00	722
Kentucky	1	244,000.00	0.08%	1.750	359	80.00	735
Louisiana	7	1,151,750.00	0.38%	3.882	359	79.32	715
Maryland	7	1,304,474.00	0.43%	4.223	359	78.07	679
Massachusetts	14	3,759,668.06	1.24%	4.826	357	74.79	699
Michigan	53	9,370,018.53	3.10%	4.714	359	76.95	710
Minnesota	3	658,015.24	0.22%	5.079	349	74.28	723
Montana	1	177,750.00	0.06%	5.597	359	75.00	645
Nevada	111	23,596,932.93	7.81%	5.010	359	75.72	707
New Hampshire	2	399,000.00	0.13%	3.103	359	74.07	683
New Jersey	10	2,366,288.00	0.78%	3.420	358	77.59	712
New York	4	966,420.31	0.32%	2.894	359	74.29	694
North Carolina	8	1,418,186.12	0.47%	5.309	357	79.16	729
Ohio	8	1,065,569.49	0.35%	5.018	359	74.13	718
Oregon	18	3,469,761.32	1.15%	4.637	358	74.87	707
Pennsylvania	12	2,337,518.64	0.77%	5.235	357	77.33	692
Rhode Island	3	631,615.34	0.21%	5.537	355	86.10	738
South Carolina	12	2,466,491.07	0.82%	5.147	359	78.76	683
Tennessee	5	665,007.07	0.22%	5.581	354	84.98	698
Texas	21	3,065,137.92	1.01%	4.362	358	81.31	712
Utah	20	3,796,794.20	1.26%	5.060	359	81.33	711
Virginia	4	1,250,185.66	0.41%	5.130	358	77.50	678
Washington	59	12,556,110.89	4.15%	5.187	359	79.03	699
Wisconsin	2	323,946.74	0.11%	1.750	358	71.42	692
Wyoming	1	104,000.00	0.03%	1.750	359	80.00	767
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	280,000.00	0.09%	3.747	359	80.00	737
1.500 - 1.999	13	2,541,720.00	0.84%	3.466	359	78.06	725
2.000 - 2.499	81	20,117,316.25	6.66%	4.335	359	74.67	716
2.500 - 2.999	568	132,370,630.25	43.79%	4.977	358	75.35	710
3.000 - 3.499	567	126,943,699.92	42.00%	5.263	359	75.45	700
3.500 - 3.999	77	16,163,208.18	5.35%	5.068	359	78.12	700
4.000 - 4.499	16	3,045,504.82	1.01%	5.466	359	88.60	699
4.500 - 4.999	3	802,209.00	0.27%	7.148	359	90.30	653
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	280,000.00	0.09%	3.747	359	80.00	737
1.500 - 1.999	13	2,541,720.00	0.84%	3.466	359	78.06	725
2.000 - 2.499	81	20,117,316.25	6.66%	4.335	359	74.67	716
2.500 - 2.999	568	132,370,630.25	43.79%	4.977	358	75.35	710
3.000 - 3.499	567	126,943,699.92	42.00%	5.263	359	75.45	700
3.500 - 3.999	77	16,163,208.18	5.35%	5.068	359	78.12	700
4.000 - 4.499	16	3,045,504.82	1.01%	5.466	359	88.60	699
4.500 - 4.999	3	802,209.00	0.27%	7.148	359	90.30	653
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,323	301,905,357.31	99.88%	5.057	359	75.71	706
10.000 -10.499	2	258,838.15	0.09%	3.809	359	77.18	682
11.500 -11.999	1	100,092.96	0.03%	5.372	347	21.98	730
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
115	1,326	302,264,288.42	100.00%	5.056	359	75.70	706
Total	1,326	302,264,288.42	100.00%	5.056	359	75.70	706

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$454,797,725	$91,159	$2,999,999
Average Scheduled Principal Balance	$577,888
Number of Mortgage Loans	787

Weighted Average Gross Coupon	5.004%	1.000%	6.372%
Weighted Average FICO Score	703	586	817
Weighted Average Original LTV	73.05%	30.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	347 months	360 months
Weighted Average Seasoning	2 months	0 months	13 months

Weighted Average Gross Margin	2.797%	1.400%	4.050%
Weighted Average Minimum Interest Rate	2.797%	1.400%	4.050%
Weighted Average Maximum Interest Rate	9.952%	9.950%	10.950%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Apr 1 2034	May 1 2035
Maximum Zip Code Concentration	1.12%	95020

ARM	100.00%	Purchase	42.04%
		Cash Out Refinance	40.28%
Negam MTA	100.00%	Rate/Term Refinance	17.67%

Not Interest Only	100.00%	Single Family	62.11%
		PUD	26.37%
Prepay Penalty: 0 months	12.86%	Condominium	8.74%
Prepay Penalty: 12 months	50.28%	Two-Four Family	2.77%
Prepay Penalty: 36 months	36.82%
Prepay Penalty: 60 months	0.04%	Primary	88.23%
		Investor	7.15%
First Lien	100.00%	Second Home	4.62%

Reduced Documentation	76.92%	Top 5 States:
Full Documentation	13.30%	California	74.33%
SISA	5.13%	Florida	7.99%
Alternative Documentation	4.51%	Nevada	4.06%
No Income / No Asset	0.14%	Arizona	1.50%
		Hawaii	1.44%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	184,062.53	0.04%	5.221	354	76.95	690
100,000.01 - 150,000.00	2	257,000.00	0.06%	5.553	359	71.61	642
150,000.01 - 200,000.00	5	940,392.00	0.21%	4.684	359	74.13	614
200,000.01 - 250,000.00	1	223,000.00	0.05%	1.750	359	49.56	586
250,000.01 - 300,000.00	3	836,151.00	0.18%	5.567	359	72.44	615
300,000.01 - 350,000.00	1	328,000.00	0.07%	5.747	359	80.00	602
350,000.01 - 400,000.00	174	66,542,520.46	14.63%	5.047	359	75.63	695
400,000.01 - 450,000.00	127	54,039,210.37	11.88%	5.073	359	77.10	697
450,000.01 - 500,000.00	125	59,748,916.90	13.14%	5.120	359	76.01	699
500,000.01 - 550,000.00	62	32,524,367.00	7.15%	5.051	359	75.77	707
550,000.01 - 600,000.00	59	34,277,288.73	7.54%	5.169	359	76.24	695
600,000.01 - 650,000.00	64	40,768,602.76	8.96%	5.107	359	76.17	702
650,000.01 - 700,000.00	16	10,942,631.85	2.41%	4.685	359	68.85	726
700,000.01 - 750,000.00	19	13,746,136.27	3.02%	5.135	359	74.66	716
750,000.01 - 800,000.00	16	12,434,572.29	2.73%	4.851	357	73.51	696
800,000.01 - 850,000.00	15	12,377,532.16	2.72%	4.706	358	73.86	727
850,000.01 - 900,000.00	18	15,910,846.54	3.50%	4.841	358	72.14	721
900,000.01 - 950,000.00	12	11,076,680.71	2.44%	5.048	357	68.69	710
950,000.01 - 1,000,000.00	26	25,748,503.21	5.66%	4.825	358	68.28	722
1,000,000.01+	40	61,891,310.13	13.61%	4.832	358	61.80	704
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	5	2,759,983.00	0.61%	1.000	360	75.75	721
1.500 - 1.999	23	12,204,743.31	2.68%	1.750	359	72.85	715
2.000 - 2.499	1	665,000.00	0.15%	2.125	359	70.00	686
2.500 - 2.999	2	2,746,500.00	0.60%	2.750	359	66.76	737
3.500 - 3.999	4	2,826,446.88	0.62%	3.863	353	73.88	762
4.000 - 4.499	40	28,973,892.02	6.37%	4.372	359	65.50	727
4.500 - 4.999	216	138,717,095.87	30.50%	4.864	358	72.31	705
5.000 - 5.499	376	201,989,027.90	44.41%	5.272	359	73.34	699
5.500 - 5.999	115	61,235,535.93	13.46%	5.702	359	77.02	693
6.000 - 6.499	5	2,679,500.00	0.59%	6.187	359	84.77	686
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	223,000.00	0.05%	1.750	359	49.56	586
600-624	22	7,958,075.00	1.75%	5.258	359	73.57	618
625-649	64	32,363,670.94	7.12%	5.222	358	74.14	639
650-674	145	81,418,648.01	17.90%	5.166	359	74.13	664
675-699	184	105,849,472.17	23.27%	5.005	359	74.10	686
700-724	145	86,843,189.98	19.09%	5.068	358	72.95	711
725-749	105	69,583,199.35	15.30%	4.814	358	71.20	736
750-774	73	44,205,097.51	9.72%	4.791	358	72.94	761
775-799	38	21,226,145.51	4.67%	4.817	358	70.13	785
800+	8	4,756,034.44	1.05%	4.896	359	67.79	810
None	2	371,192.00	0.08%	5.265	359	65.13	0
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	20	16,164,884.93	3.55%	4.560	358	40.22	714
50.00- 54.99	9	8,500,301.00	1.87%	4.934	358	52.46	713
55.00- 59.99	29	24,406,584.64	5.37%	5.042	358	57.00	701
60.00- 64.99	39	24,244,434.78	5.33%	4.896	358	63.02	711
65.00- 69.99	55	46,338,299.66	10.19%	4.907	358	67.10	711
70.00- 74.99	90	53,878,454.96	11.85%	4.953	359	71.84	703
75.00- 79.99	198	110,889,772.35	24.38%	5.020	358	77.16	704
80.00	337	165,906,242.31	36.48%	5.079	359	80.00	699
85.00- 89.99	4	1,697,167.89	0.37%	5.693	359	87.47	660
90.00- 94.99	5	2,367,832.39	0.52%	5.654	353	90.00	673
95.00- 99.99	1	403,750.00	0.09%	4.872	359	95.00	652
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	787	454,797,724.91	100.00%	5.004	358	73.05	703
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-354	29	21,570,377.63	4.74%	5.000	349	70.39	721
355-357	10	4,803,197.65	1.06%	5.087	357	75.86	699
358-360	748	428,424,149.63	94.20%	5.004	359	73.15	702
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	36	26,719,450.81	5.88%	4.607	358	66.73	720
20.01 -25.00	29	17,214,366.81	3.79%	4.857	359	67.65	707
25.01 -30.00	60	34,691,411.58	7.63%	5.066	359	71.44	700
30.01 -35.00	128	74,146,745.39	16.30%	5.133	358	72.61	700
35.01 -40.00	188	103,769,303.54	22.82%	4.960	359	74.69	701
40.01 -45.00	187	109,533,186.98	24.08%	5.025	359	73.71	699
45.01 -50.00	89	49,031,544.80	10.78%	5.022	358	73.29	709
50.01 -55.00	57	32,070,666.00	7.05%	5.018	359	75.23	704
55.01 -60.00	5	2,907,000.00	0.64%	5.494	359	73.74	714
None	8	4,714,049.00	1.04%	5.238	359	78.42	751
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	787	454,797,724.91	100.00%	5.004	358	73.05	703
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	787	454,797,724.91	100.00%	5.004	358	73.05	703
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	544	312,245,608.79	68.66%	4.996	358	72.15	704
Silent Second	243	142,552,116.12	31.34%	5.023	359	75.03	701
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	91	58,492,241.01	12.86%	4.615	356	72.71	703
Prepay Penalty: 12 months	385	228,656,017.71	50.28%	4.906	359	72.86	706
Prepay Penalty: 36 months	309	167,449,307.66	36.82%	5.274	359	73.44	699
Prepay Penalty: 60 months	2	200,158.53	0.04%	5.268	354	66.42	724
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	787	454,797,724.91	100.00%	5.004	358	73.05	703
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Reduced Documentation	599	349,828,574.83	76.92%	5.020	359	72.93	704
Full Documentation	105	60,488,600.60	13.30%	5.023	358	74.84	699
SISA	42	23,328,930.02	5.13%	4.917	359	67.94	720
Alternative Documentation	40	20,531,619.46	4.51%	4.788	358	75.40	687
No Income / No Asset	1	620,000.00	0.14%	4.747	359	80.00	779
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Purchase	319	191,219,148.92	42.04%	4.918	358	75.70	707
Cash Out Refinance	331	183,209,188.90	40.28%	5.095	359	71.50	702
Rate/Term Refinance	137	80,369,387.09	17.67%	5.003	359	70.29	695
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Single Family	509	282,496,884.08	62.11%	5.059	358	72.80	700
PUD	193	119,942,858.18	26.37%	4.961	358	73.88	709
Condominium	68	39,749,024.12	8.74%	4.858	359	73.70	704
Two-Four Family	17	12,608,958.53	2.77%	4.664	359	68.71	724
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Primary	690	401,263,002.37	88.23%	4.985	358	73.35	702
Investor	65	32,501,326.76	7.15%	5.314	359	72.11	719
Second Home	32	21,033,395.78	4.62%	4.889	359	68.89	710
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	1	423,200.00	0.09%	5.122	359	80.00	676
Arizona	10	6,843,649.27	1.50%	5.182	359	70.38	689
California	589	338,032,603.32	74.33%	5.053	358	73.19	704
Colorado	9	4,308,550.89	0.95%	5.348	359	78.29	699
Connecticut	8	4,406,095.45	0.97%	5.272	355	75.82	703
Florida	60	36,338,737.81	7.99%	4.887	358	71.88	712
Georgia	1	450,000.00	0.10%	5.422	359	76.92	682
Hawaii	6	6,541,485.62	1.44%	5.057	359	61.06	692
Idaho	3	923,158.53	0.20%	4.997	358	78.38	690
Illinois	4	4,286,950.00	0.94%	4.068	359	70.44	723
Kansas	1	399,999.00	0.09%	5.447	359	79.21	645
Louisiana	1	448,000.00	0.10%	1.750	359	80.00	688
Maryland	4	2,919,873.06	0.64%	4.284	356	76.93	688
Massachusetts	8	3,529,039.43	0.78%	3.639	357	68.65	697
Michigan	1	368,000.00	0.08%	5.422	359	80.00	623
Montana	1	630,000.00	0.14%	4.997	359	73.68	651
Nevada	37	18,454,163.28	4.06%	5.032	359	75.64	693
New York	3	3,933,050.00	0.86%	4.953	359	67.53	682
North Carolina	2	1,875,000.00	0.41%	5.088	359	76.60	748
Ohio	1	471,374.00	0.10%	5.247	358	75.00	696
Oregon	5	3,424,750.00	0.75%	4.041	359	75.64	683
Pennsylvania	2	1,131,760.00	0.25%	5.321	359	78.09	669
Rhode Island	2	769,000.00	0.17%	5.067	359	84.23	642
South Carolina	2	1,464,000.00	0.32%	4.860	359	55.71	778
Tennessee	1	1,221,932.51	0.27%	5.647	350	79.97	702
Texas	2	740,903.00	0.16%	5.712	359	79.97	641
Utah	4	1,462,822.01	0.32%	3.133	359	75.26	665
Virginia	6	3,348,884.73	0.74%	4.955	359	73.59	706
Washington	13	5,650,743.00	1.24%	4.947	358	73.90	707
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	929,075.27	0.20%	3.747	349	80.00	764
1.500 - 1.999	15	11,298,656.61	2.48%	4.185	358	61.98	728
2.000 - 2.499	113	75,645,938.10	16.63%	4.464	359	70.81	714
2.500 - 2.999	389	226,399,468.56	49.78%	5.009	358	72.91	703
3.000 - 3.499	259	134,954,331.95	29.67%	5.364	359	75.18	695
3.500 - 3.999	8	4,473,254.42	0.98%	5.681	358	79.48	686
4.000 - 4.499	2	1,097,000.00	0.24%	3.797	359	76.46	691
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	929,075.27	0.20%	3.747	349	80.00	764
1.500 - 1.999	15	11,298,656.61	2.48%	4.185	358	61.98	728
2.000 - 2.499	113	75,645,938.10	16.63%	4.464	359	70.81	714
2.500 - 2.999	389	226,399,468.56	49.78%	5.009	358	72.91	703
3.000 - 3.499	259	134,954,331.95	29.67%	5.364	359	75.18	695
3.500 - 3.999	8	4,473,254.42	0.98%	5.681	358	79.48	686
4.000 - 4.499	2	1,097,000.00	0.24%	3.797	359	76.46	691
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	785	454,020,582.81	99.83%	5.004	358	73.06	703
10.500 -10.999	2	777,142.10	0.17%	5.355	359	66.34	665
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	1	2,925,000.00	0.64%	4.772	359	65.00	670
115	786	451,872,724.91	99.36%	5.006	358	73.10	703
Total	787	454,797,724.91	100.00%	5.004	358	73.05	703